FIRST AMENDMENT dated as of November 19, 2014 (this “Amendment”), in respect of the AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 23, 2014, (as further amended from time to time, the “Credit Agreement”), among GRAFTECH INTERNATIONAL LTD. (“GrafTech”), GRAFTECH FINANCE INC. (“Finance”), GRAFTECH LUXEMBOURG I S.À.R.L. (“Luxembourg Parent”), GRAFTECH LUXEMBOURG II S.À.R.L. (“Luxembourg Holdco”), GRAFTECH SWITZERLAND S.A. (“Swissco” and, together with Finance and Luxembourg Holdco, the “Borrowers”), the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, as an Issuing Bank and as Swingline Lender.
The Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein.
The Borrowers have requested that the Credit Agreement be amended as set forth below. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.
Pursuant to Section 2.08 of the Credit Agreement, the Borrowers hereby notify the Administrative Agent of a reduction in the Commitments to $400,000,000, such reduction to be effective on the Effective Date (as defined below).
In consideration of the above premises and the agreements, provisions and covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
SECTION 1.    Amendment. Upon the effectiveness of this Amendment as provided in Section 3 below, the Credit Agreement is hereby amended as follows:
(a)    The definition of “Commitment” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting “$470,000,000” in the last sentence and inserting it its place “$400,000,000”.
(b)    The definition of “EBITDA” contained in Section 1.01 of the Credit Agreement is hereby amended by (1) deleting the word “and” at the end of clause (g) and (2) inserting the following at the end of such definition: “, and (i) cash costs related to rationalization initiatives announced after April 2014 during any quarter ending on or prior to June 30, 2016; provided that the aggregate amount of such costs added pursuant to this clause (i) in computing EBITDA shall not exceed $20,000,000”.
(c)    Schedule 2.01 of the Credit Agreement is hereby amended and restated in the form attached as Schedule 2.01 hereto.
SECTION 2.    Representations and Warranties. Each of GrafTech and the Borrowers hereby represents and warrants to the Administrative Agent and the Lenders, that:
(a)    (i) the execution, delivery and performance of this Amendment by GrafTech, the Borrowers and each LC Subsidiary party hereto have been duly authorized by all corporate and stockholder action required to be obtained by GrafTech, the Borrowers and each LC Subsidiary party hereto and (ii) this Amendment has been duly executed and delivered by GrafTech, the Borrowers and each LC Subsidiary party hereto and constitutes the legal, valid and binding obligation of GrafTech, the Borrowers and each LC Subsidiary party hereto, enforceable against GrafTech, each Borrower and LC Subsidiary party hereto in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(b)    on and as of the Effective Date, no Default or Event of Default has occurred and is continuing; and
(c)    on and as of the Effective Date and after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language, shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
SECTION 3.    Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied:
(a)    The Administrative Agent shall have received counterparts hereof duly executed and delivered by GrafTech, the Borrowers and the Required Lenders.
(b)    The Administrative Agent shall have received, in immediately available funds, (i) reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by GrafTech, Finance or the Borrowers under the Credit Agreement or under Section 6 hereof and (ii) for the account of each

Lender that shall have delivered an executed counterpart hereof by no later than 12:00 (noon) New York City time on November 14, 2014, an amendment fee equal to 0.05% of the aggregate principal amount of such Lender’s Commitments immediately prior to the Effective Date.
The Administrative Agent shall notify GrafTech and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 4.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 5.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6.    Expenses. GrafTech and Finance agree to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.
SECTION 7.    No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute an amendment of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or an amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. On and after the Effective Date, any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as amended by this Amendment. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 8.    Headings. The Section headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 9.    Tax Indemnification. For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the

Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GRAFTECH INTERNATIONAL LTD.,
by /s/Quinn J. Coburn
Name: Quinn J. Coburn
Title: Vice President - Treasury, Treasurer

GRAFTECH FINANCE INC.,
by /s/Quinn J. Coburn
Name: Quinn J. Coburn
Title: Vice President - Treasury, Treasurer

GRAFTECH LUXEMBOURG I S.À.R.L.,
by /s/John D. Moran
Name: John D. Moran
Title: Attorney-in-Fact

GRAFTECH LUXEMBOURG II S.À.R.L.,
by /s/John D. Moran
Name: John D. Moran
Title: Attorney-in-Fact

GRAFTECH SWITZERLAND S.A.,
by /s/John D. Moran
Name: John D. Moran
Title: Attorney-in-Fact

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender,
by /s/Peter S. Predun
Name: Peter S. Predun
Title: Executive Director